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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-ECC1)


                                   CWABS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   333-109272                  95-4596514
         --------                   ----------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

4500 Park Granada
Calabasas, California                                             91302
---------------------                                             -----
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237

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



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

            1. Pooling and Servicing Agreement, dated as of June 1, 2004, among CWABS, Inc., as depositor, Countryside Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     CWABS, INC.


                                                     By:   /s/ Ruben Avilez
                                                           ---------------------
                                                     Name:  Ruben Avilez
                                                     Title: Vice President


Dated: June 12, 2004

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement